UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/03/2004

THE DIRECTV GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-31945

DE	52-1106564
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2250 East Imperial Highway
El Segundo, CA 90245
(Address of Principal Executive Offices, Including Zip Code)

310-964-0808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 3, 2004, the Board of Directors of The DIRECTV Group, Inc., a Delaware corporation ("DIRECTV"), appointed Mr. Haim Saban to fill the vacancy on its Board of Directors created by the resignation on July 27, 2004 of John L. Thornton.

Mr. Saban was also appointed to serve on the Compensation Committee of the Board.

On December 7, 2004, DIRECTV issued a press release related to Mr. Saban's appointment. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release dated December 7, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC.

Date: December 07, 2004.	By:	/s/ Larry D. Hunter
Larry D. Hunter
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated December 7, 2004.